UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2016

FLASR, INC.

NEVADA	0-55270	46-2681687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1075 Peachtree Street NE, Suite 3650
Atlanta, Georgia 30309

(Address of principal executive offices)

(409) 965-3761

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 23, 2016, FLASR, Inc. (the "Company") issued a warrant (the "Warrant") to Craigstone Ltd., a Marshall Islands company, exercisable for 2,500,000 shares of Series A-1 Preferred Convertible Stock of the Company at an exercise price of $0.001 per share. The Warrant will vest and become exercisable monthly in nine installments over eight months, with the first vesting installment occurring on the date of issuance of the Warrant.

The foregoing description of the Warrant is qualified in its entirety by reference to the provisions of the Warrant filed as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 23, 2016, the Company filed an Amended and Restated Certificate of Designation and Preferences of Series A Convertible Preferred Stock (the "Series A Certificate of Designation") with the Secretary of State of the State of Nevada (the "Secretary of State") to reduce the number of authorized shares of Series A Convertible Preferred Stock thereunder to 2,500,000 shares and adjust each of the dividend, conversion and voting rights to a 2,000-to-1 ratio relative to the common stock of the Company, par value $0.001 per share (the "Common Stock").

On February 23, 2016, the Company filed a Certificate of Designation and Preferences of Series A-1 Convertible Preferred Stock (the "Series A-1 Certificate of Designation") with the Secretary of State designating 2,500,000 shares of preferred stock of the Company having a par value of $0.001 per share as "Series A-1 Convertible Preferred Stock" (the "Series A-1 Preferred Stock").Each share of the Series A-1 Preferred Stock will receive 160 times the dividends declared and paid with respect to each share of Common Stock. The holders of the Series A-1 Preferred Stock will have the right to convert their Series A-1 Preferred Stock into fully paid and nonassessable shares (subject to certain adjustments as provided in the Series A-1 Certificate of Designation) of Common Stock at a conversion rate of 160 shares of Common Stock for each share of Series A-1 Preferred Stock.

The foregoing descriptions of the Series A Certificate of Designation and Series A-1 Certificate of Designation are qualified in their entirety by reference to the provisions of the Series A Certificate of Designation and Series A-1 Certificate of Designation filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, which are incorporated by reference herein.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Designation and Preferences of Series A Convertible Preferred Stock filed on February 23, 2016.

3.2	Certificate of Designation and Preferences of Series A-1 Convertible Preferred Stock filed on February 23, 2016.

4.1	Series A-1 Preferred Stock Warrant dated February 23, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 25, 2016	FLASR, INC.

	By:	/s/ Everett M. Dickson
Everett M. Dickson
President and Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Designation and Preferences of Series A Convertible Preferred Stock filed on February 23, 2016.

3.2	Certificate of Designation and Preferences of Series A-1 Convertible Preferred Stock filed on February 23, 2016.

4.1	Series A-1 Preferred Stock Warrant dated February 23, 2016.

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